UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Energy Infrastructure Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2017

Item 1. Report to Stockholders.
The annual report to stockholders for the year ended June 30, 2017 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pathway Energy Infrastructure Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company intends to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy Companies”). The Company anticipates that its portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. The Company considers Energy Companies to be (a) those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of natural gas, natural gas liquids, crude oil, liquefied natural gas, refined petroleum products, gasoline, diesel fuel, electricity, renewable energy, coal or power, as well as (b) other energy related industrial companies defined as businesses engaged in, but not limited to, manufacturing, refined products, chemicals, infrastructure, materials, logistics, marketing, waste, environmental, equipment rental, contracting, staffing, software, and other products and services that derive more than 50% of their revenues, gross or net profit or EBITDA from companies defined in (a) above. The Company’s primary area of focus will be energy companies in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 3

Letter to Stockholders
Dear Stockholders,

We are pleased to present this annual report of Pathway Energy Infrastructure Fund, Inc. (“we,” “us,” “our,” the “Company” or “Pathway”) for the year ended June 30, 2017. Pathway paid distributions of approximately $0.92 per share during the year ended June 30, 2017, representing an annualized distribution rate of approximately 6.0% based on our average gross offering price of our class R shares during this period.

Market Commentary

Despite credit market volatility in the energy sector, we continue to identify investment opportunities which we believe can deliver attractive risk-adjusted returns for the Company’s stockholders. We believe Pathway is favorably positioned to pursue an investment strategy that will both exploit the attractive longer term trends influencing the energy sector, and take advantage of current capital dislocation, by investing in fundamentally sound energy companies.

On November 30, 2016, the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to reduce crude oil production by about 1.2 million barrels per day (b/d), effective January 1, 2017, to 32.5 million b/d. Several non-OPEC producers also announced their intentions to freeze or reduce production. On May 25, 2017, OPEC decided to extend its production cuts for a further period of nine months, effective July 1, 2017. We expect the resulting underlying global supply and demand fundamentals to improve, providing further positive support for the macro price environment.

According to the U.S. Energy Information Administration (“EIA”), total U.S. petroleum and other liquid fuels consumption is forecast to average 19.9 million barrels per day (b/d) in 2017, which would be an increase of 310,000 b/d (1.6%) compared with the 2016 level. Consumption is then forecast to grow by 360,000 b/d (1.8%) in 2018. U.S. crude production declined in 2016, which we believe should aid in the rebalancing of the market. U.S. crude oil production averaged 9.4 million b/d in 2015, averaged 8.9 million b/d in 2016 (5.9% decline year-over-year), and is forecasted to average 9.3 million b/d in 2017 (4.5% increase year-over-year).1

While commodity prices have been volatile during the course of 2016 and through June 30, 2017, we believe North American energy companies must invest substantial capital to continue to sustain and build out necessary domestic production and infrastructure. Total North American energy production is projected to increase by more than 20% from 2016 through 2040, led by increases in renewables, natural gas, and crude oil production.2  Upstream, midstream, and downstream companies, as well as other energy service and energy-related companies, may benefit from a potential resurgence in domestic resource investment. After the prior decade of accelerated drilling development, we believe the current large inventory of existing wells will require re-completion services to maintain production over the life of the well. This capital investment, along with the development of new wells to replace the high early life production decline characteristic of today’s current shale wells, may result in increased demand for the energy equipment and services needed to support the production component of the value chain. We believe this demand is likely to continue to be supplied in significant part by U.S. independent oil field services companies. As new resources are developed, we anticipate new infrastructure will be required to build the transportation links to areas of processing, refining, and distribution that allow the final products to reach key end markets. The U.S. has been a net energy importer since 1953, but declining energy imports and growing energy exports are projected to make the U.S. a net energy exporter by around 2026.2

Pathway’s net asset value (“NAV”) as of June 30, 2017 was $13.53 per share. The 5.6% increase in NAV from $12.81 per share as of June 30, 2016, is primarily due to an increase in the fair market value of its portfolio holdings due to energy based securities increasing in value. Leading contributors to Pathway’s performance included increases in security valuations for upstream companies Rice Energy, Inc. and WPX Energy, Inc., midstream companies Global Partners LP and NGL Energy Partners LP, and energy services companies Weatherford Bermuda and CSI Compressco LP. Pathway’s performance also benefited from several positive realizations of its bond investments during the year ended June 30, 2017.

None of Pathway’s debt investments were on non-accrual as of June 30, 2017.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 4

Given the volatility in commodity prices and ongoing oversupply concerns, senior secured debt, unsecured debt, and master limited partnership values have experienced pressure. According to Wells Fargo Securities, as of June 29, 2017, the high-yield energy index had an average value of 97.0% of par and an average yield-to-worst of 7.2% compared to the broader high-yield index average value of 101.3% of par and yield-to-worst of 5.6%.3 We believe this opportunity to purchase assets at a discount have provided us with “pull to par” upside potential while earning an attractive current yield.

We believe that long-term investment strategies in the energy sector continue to be supported by strong long term fundamentals. The U.S. energy sector continues to seek out capital to help fund the infrastructure required to bring new energy supplies to their end markets. While oil prices have fallen due to a temporary oversupply of crude oil, global energy demand continues to increase. We are optimistic that these long term favorable drivers will continue to create attractive opportunities to deploy capital in the near and longer term. We expect Pathway will benefit from low entry point energy security valuations to generate attractive current yield and total returns for our investors. Our investment strategy allows Pathway to invest in senior secured debt, unsecured debt, and dividend-paying equities. Consequently, we believe we are well positioned to meet our investment objectives of delivering current income and secondarily capital appreciation, but with an intense focus on capital preservation.

Sincerely,

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Energy Infrastructure Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Energy Infrastructure Fund, Inc., and that Pathway Energy Infrastructure Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Pathway Energy Infrastructure Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We caution investors that the past performance described above is not indicative of future returns. Index and asset class performance quoted above does not include the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
_____________________________________

1 U.S. Energy Information Administration / Short-Term Energy Outlook July 2017.
2 U.S. Energy Information Administration / Annual Energy Outlook 2017
3 Wells Fargo Securities, High Yield Energy Relative Value Analysis, June 30, 2017.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 5

Portfolio Composition - At a Glance
Top Ten Holdings
June 30, 2017
Portfolio Company	Investment	Fair Value	% of Net Assets
Brand Energy & Infrastructure Services, Inc.	Senior Unsecured Bonds (8.50%, due 7/15/2025)	$1,042,675	12.4%
Archrock Partners, LP	Senior Unsecured Bonds (6.00%, due 4/1/2021)	983,332	11.7%
Jonah Energy LLC	Second Lien Term Loan (7.54%, due 5/12/2021)	967,000	11.5%
Carrizo Oil and Gas, Inc.	Senior Unsecured Bonds (7.50%, due 9/15/2020)	897,260	10.7%
Ferrellgas Partners LP	Senior Unsecured Bonds (8.63%, due 6/15/2020)	711,191	8.5%
Martin Midstream Partners LP	Senior Unsecured Bonds (7.25%, due 2/15/2021)	509,167	6.1%
Laredo Petroleum, Inc.	Senior Unsecured Bonds (7.38%, due 5/1/2022)	508,125	6.0%
Hexion Inc.	Senior Secured Bonds (6.63%, due 4/15/2020)	504,281	6.0%
NGL Energy Partners LP	Senior Unsecured Bonds (6.88%, due 10/15/2021)	500,104	5.9%
CSI Compressco LP	Senior Unsecured Bonds (7.25%, due 8/15/2022)	460,625	5.5%

Portfolio Composition
Based on Fair Value

Security Type
Based on Fair Value

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 6

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Pathway Energy Infrastructure Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Pathway Energy Infrastructure Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and the period from August 25, 2015 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2016. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pathway Energy Infrastructure Fund, Inc. as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and the period from August 25, 2015 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO USA, LLP
New York, New York
August 29, 2017

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 7

Statement of Assets and Liabilities
As of June 30, 2017

Assets
Investments, at fair value (amortized cost $11,711,896)	$12,060,436
Cash	601,170
Deferred offering costs (Note 7)	195,746
Interest receivable	168,342
Prepaid expenses	29,372
Receivable for Shares Sold	19,600
Total assets	13,074,666
Liabilities
Revolving Credit Facility (Note 6)	2,625,000
Due to Adviser (Note 7)	1,855,675
Accrued expenses	89,000
Distributions payable	54,515
Due to Administrator (Note 7)	32,531
Due to Affiliates (Note 7)	7,209
Interest payable	4,992
Total liabilities	4,668,922
Commitments and contingencies (Note 11)
Net assets	$8,405,744

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 588,579 Class R shares,
6,360 Class RIA shares and 26,437 Class I shares issued and outstanding (Note 5)	$6,214
Additional paid-in capital	9,479,966
Accumulated net investment loss	(1,446,815)
Net unrealized gain on investments	348,540
Accumulated net realized gain on investments	17,839
Net assets	$8,405,744

Net asset value per share(1)	$13.53

(1) Net asset value per share disclosed is the net asset value per share for Class R, Class RIA and Class I shares.

See accompanying notes to financial statements.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 8

Statement of Operations
For the year ended June 30, 2017

Investment income
Interest income from bonds and loan	$842,124
Interest income from CLOs	337,800
Total investment income	1,179,924
Expenses
Base management fees (Note 7)	213,802
Administrator costs (Note 7)	427,885
Amortization of offering costs (Note 7)	215,610
Adviser shared service expense (Note 7)	192,345
Audit and tax expense	169,000
Valuation Services	149,434
Insurance expense	111,447
Transfer agent fees and expenses	49,058
Interest expense	39,529
Report and notice to shareholders	36,328
Legal expense	28,182
General and administrative	14,958
Due diligence expense	11,925
Excise tax expense	(4,106)
Total expenses	1,655,397
Expense support payment (Note 7)	(865,348)
Net expenses	790,049
Net investment income	389,875
Net realized and unrealized gain on investments
Net realized gain on investments	17,839
Net increase in unrealized gain on investments	357,968
Net realized and unrealized gain on investments	375,807
Net increase in net assets resulting from operations	$765,682

See accompanying notes to financial statements.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 9

Statements of Changes in Net Assets

	Year Ended
	June 30, 2017	June 30, 2016

Net increase in net assets resulting from operations:
Net investment income	$389,875	$413,947
Net realized gain on investments	17,839	—
Net increase in unrealized gain (loss) on investments	357,968	(9,428)
Net increase in net assets resulting from operations	765,682	404,519
Distributions to shareholders:
Return of capital distributions (Note 8)	(504,515)	(279,850)
Total distributions to shareholders	(504,515)	(279,850)
Capital transactions:
Gross proceeds from shares sold (Note 5)	2,102,877	6,542,454
Commissions and fees on shares sold (Note 7)	(163,700)	(461,367)
Reinvestment of distributions (Note 5)	230,005	128,886
Repurchase of common shares (Note 5)	(15,837)	—
Offering costs (Note 7)	14,877	(211,321)
Net increase in net assets from capital transactions	2,168,222	5,998,652
Total increase in net assets	2,429,389	6,123,321
Net assets (liabilities):
Beginning of year	5,976,355	(146,966)
End of year(a)	$8,405,744	$5,976,355

(a) Includes accumulated net investment loss of (Note 9):	$(1,446,815)	$(1,182,847)

See accompanying notes to financial statements.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 10

Statement of Cash Flows
For the year ended June 30, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$765,682
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of offering costs	215,610
Purchases of investments	(5,967,933)
Proceeds from sales and redemptions of investments	2,829,360
Net realized gain on investments	(17,839)
Net increase in unrealized gain on investments	(357,968)
Accretion of purchase discount on investments, net	(167,190)
Decrease (Increase) in operating assets:
Due from Adviser (Note 7)	81,012
Deferred offering costs (Note 7)	(328,286)
Interest receivable	(17,745)
Prepaid expenses	(7,714)
Increase (Decrease) in operating liabilities:
Due to Adviser (Note 7)	381,435
Due to affiliate (Note 7)	7,209
Interest payable	4,864
Due to Administrator (Note 7)	2,383
Accrued expenses	(32,750)
Taxes payable	(12,432)
Net cash used in operating activities	(2,622,302)
Cash flows from financing activities:
Gross proceeds from shares sold (Note 5)	2,082,877
Commissions and fees on shares sold (Note 7)	(163,300)
Distributions paid to stockholders	(219,995)
Repurchase of common shares	(15,837)
Offering costs	14,877
Borrowings under Revolving Credit Facility (Note 6)	2,375,000
Repayments under Revolving Credit Facility (Note 6)	(1,000,000)
Net cash provided by financing activities	3,073,622
Net increase in cash	451,320
Cash, beginning of year	149,850
Cash, end of year	$601,170

Supplemental information
Value of shares issued through reinvestment of distributions	$230,005
Interest paid during the year	$34,665
Taxes paid during the year	$8,326

See accompanying notes to financial statements.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 11

Schedule of Investments
As of June 30, 2017

					June 30, 2017
Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS (4)

Senior Unsecured Bonds

Archrock Partners, LP	Energy	Services	6.00%	4/1/2021	$1,000,000	$974,131	$983,332	11.7%
Brand Energy & Infrastructure Services, Inc.	Energy	Industrial	8.50%	7/15/2025	1,000,000	1,000,000	1,042,675	12.4%
Calumet Specialty Products	Energy	Downstream	7.75%	4/15/2023	300,000	281,131	263,250	3.1%
Carrizo Oil and Gas, Inc.	Energy	Upstream	7.50%	9/15/2020	884,000	882,638	897,260	10.7%
CSI Compressco LP	Energy	Services	7.25%	8/15/2022	500,000	431,024	460,625	5.5%
Ferrellgas Partners LP	Energy	Downstream	8.63%	6/15/2020	750,000	743,507	711,191	8.5%
Global Partners LP	Energy	Midstream	7.00%	6/15/2023	350,000	327,963	350,538	4.2%
Laredo Petroleum, Inc.	Energy	Upstream	7.38%	5/1/2022	500,000	497,901	508,125	6.0%
Martin Midstream Partners LP	Energy	Midstream	7.25%	2/15/2021	500,000	480,014	509,167	6.1%
NGL Energy Partners LP	Energy	Midstream	6.88%	10/15/2021	500,000	495,903	500,104	5.9%
PDC Energy, Inc.	Energy	Upstream	7.75%	10/15/2022	350,000	351,188	365,012	4.3%
Rice Energy, Inc.	Energy	Upstream	7.25%	5/1/2023	350,000	333,967	378,461	4.5%
RSP Permian, Inc.	Energy	Upstream	6.63%	10/1/2022	300,000	290,898	310,875	3.7%
Weatherford Bermuda	Energy	Services	9.88%	3/1/2039	350,000	322,550	377,672	4.5%
Western Refining Logistics LP	Energy	Midstream	7.50%	2/15/2023	400,000	403,097	432,500	5.1%
WPX Energy, Inc.	Energy	Upstream	7.50%	8/1/2020	400,000	393,610	421,769	5.0%
		Total Senior Unsecured Bonds				$8,209,522	$8,512,556	101.3%

Senior Secured Bonds

Hexion Inc.	Energy	Chemicals	6.63%	4/15/2020	$550,000	$511,496	$504,281	6.0%
Westmoreland Coal Co.	Energy	Coal	8.75%	1/1/2022	450,000	375,194	396,394	4.7%
Total Senior Secured Bonds						$886,690	$900,675	10.7%

Total Level 2 Portfolio Investments						$9,096,212	$9,413,231	112.0%

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 12

					June 30, 2017
Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Second Lien Term Loan
Jonah Energy LLC (5)	Energy	Upstream	7.54%	5/12/2021	$1,000,000	$978,515	$967,000	11.5%
Total Second Lien Term Loan						$978,515	$967,000	11.5%

CLO - subordinated notes(4)

Carlyle Global Market Strategies CLO 2014-4, Ltd. (6) (7)	Structured Finance	N/A	21.61%	10/15/2026	$250,000	$190,868	$193,437	2.3%
Galaxy XIX CLO, Ltd. (6) (7)	Structured Finance	N/A	17.89%	1/24/2027	250,000	166,177	143,818	1.7%
GoldenTree 2013-7A (6) (7)	Structured Finance	N/A	21.10%	4/25/2025	250,000	159,172	138,420	1.6%
Madison Park Funding XIII, Ltd.(6) (7)	Structured Finance	N/A	42.42%	1/19/2025	250,000	175,847	199,490	2.4%
Madison Park Funding XIV, Ltd. (6) (7)	Structured Finance	N/A	31.30%	7/20/2026	250,000	194,589	225,047	2.7%
Octagon Investment Partners XXI, Ltd. (6) (7)	Structured Finance	N/A	29.94%	11/14/2026	300,000	178,743	211,206	2.5%
OZLM XII, Ltd. (6) (7)	Structured Finance	N/A	14.53%	4/30/2027	275,000	217,734	205,077	2.4%
Voya IM CLO 2013-1, Ltd. (6) (7)	Structured Finance	N/A	19.17%	4/15/2024	250,000	154,559	145,112	1.7%
Voya CLO 2016-1, Ltd. (6) (7)	Structured Finance	N/A	17.33%	1/20/2027	250,000	199,480	218,598	2.6%
Total CLO - subordinated notes						$1,637,169	$1,680,205	20.0%

Total Level 3 Portfolio Investments						$2,615,684	$2,647,205	31.5%

Total Portfolio Investments						$11,711,896	$12,060,436	143.5%
Liabilities in excess of other assets							(3,654,692)	(43.5)%
Net Assets							$8,405,744	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

(3) Fair value is determined by or under the direction of the Company's Board of Directors (see Note 3).
(4) All securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015.

(5) The interest rate on this investment is subject to the base rate of 1-Month LIBOR, with a minimum floor of 1.00%. 1-Month LIBOR was 1.22% at June 30, 2017. The current base rate for this investment may be different from the reference rate on June 30, 2017.

(6) The CLO subordinated notes/securities, income notes and preference/preferred shares are considered equity positions in the Collateralized Loan Obligations (“CLOs”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(7) Co-investment with another fund managed by an affiliate of the Adviser (See Note 7).

See accompanying notes to financial statements.

2017 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 13

Notes to Financial Statements
June 30, 2017

Note 1. Principal Business and Organization
Pathway Energy Infrastructure Fund, Inc. (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and was inactive from that date to August 25, 2015 except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On August 25, 2015, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser, defined below, (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments. The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company invests at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy Companies”). The Company anticipates that its portfolio and will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. The Company considers Energy Companies to be (a) those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of natural gas, natural gas liquids, crude oil, liquefied natural gas, refined petroleum products, gasoline, diesel fuel, electricity, renewable energy, coal or power, as well as (b) other energy related industrial companies defined as businesses engaged in, but not limited to, manufacturing, refined products, chemicals, infrastructure, materials, logistics, marketing, waste, environmental, equipment rental, contracting, staffing, software, and other products and services that derive more than 50% of their revenues, gross or net profit, or earnings before interest, taxes, depreciation and amortization (“EBITDA”) from companies defined in (a) above. The Company’s primary area of focus is Energy Companies in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

The Company is managed by Pathway Energy Infrastructure Management, LLC (the “Adviser”), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (September 2, 2014).

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Pathway Energy Infrastructure Fund, Inc                                 14

Note 2. Going Concern Matters
The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. Because many of the costs of operating the Company are not proportional to the size of the Company’s investment portfolio, including accounting/auditing, legal, insurance and administrative costs (which includes the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer, secretary and other administrative personnel of our Administrator, as defined in Note 7), the Company must raise sufficient capital in order to build a portfolio that generates sufficient revenue to cover the Company’s expenses. As of June 30, 2017, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses and has only been able to fund distributions to shareholders through Expense Payments from the Adviser.

The periods during which the Company is offering common stock and where the Adviser is obligated to provide Expense Payments under the Expense Support Agreement, as defined in Note 7, are scheduled to expire on September 2, 2017. Without extension of the Expense Support Agreement, and potentially an extension of the offering period beyond September 2, 2017 to reach an efficient scale, there can be no assurance that the Company will be able to continue operating. On July 27, 2017, the Company filed a registration statement with the SEC to broaden its primary investment focus and operate as an interval fund. If the conversion to an interval fund is approved by a majority of the shareholders and the registration statement is declared effective by the SEC, the Company’s offering period would continue on a perpetual basis. Upon the Company’s conversion to an interval fund, the Company’s Expense Support Agreement would be terminated and replaced by an Expense Limitation Agreement. Under the Expense Limitation Agreement, the Adviser is expected to agree to contractually waive its fees and to pay or absorb the ordinary operating expenses of the Company to help continue its operations. The preceding circumstances and the uncertainty with respect to the remediation plans combine to raise substantial doubt about the Company’s ability to continue as a going concern within one year after August 29, 2017, the date the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains or losses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash represents funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

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Pathway Energy Infrastructure Fund, Inc                                 15

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firms engaged by the Board.

2.	The independent valuation firms prepare independent valuations based on their own independent assessments and issue their report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firms and the Audit Committee.

The Company's investments in loans are classified as Level 3 fair value measured securities under ASC 820 and are valued utilizing a combination of yield analysis and discounted cash flow technique, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate yield, i.e. discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the implied discount rate that would be effective for the value derived from corresponding multi-path. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, security covenants, call protection provisions, and information rights, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the principal markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

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Pathway Energy Infrastructure Fund, Inc                                 16

Revenue Recognition
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Accretion of such purchase discounts or amortization of such premiums is calculated using the effective interest method as of the settlement date and adjusted only for material amendments or prepayments. Upon the prepayment of a bond, any unamortized discount or premium is recorded as interest income.

Interest income from investments in the “equity” positions of CLOs (typically income notes or subordinated notes) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically.

Due to and from Adviser
Amounts are due from the Adviser for expense support payments and due to the Adviser for base management fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. The due to and due from Adviser balances are presented net on the Statement of Assets and Liabilities in accordance with ASC 210-20-45-1 because the amounts owed between the two parties are determinable, the Company has the right to offset the amount owed from the Adviser against the amount that it owes the Adviser and the Company intends to offset these balances. Amounts included on the Statement of Assets and Liabilities are presented net only to the extent that the Company or the Adviser have a current obligation to pay the amounts. All balances due from the Adviser are settled quarterly.

Offering Costs
Offering costs prior to the commencement of operations were capitalized on the Company’s Statement of Assets and Liabilities as deferred charges until operations began. Thereafter, deferred offering costs were amortized as an expense over a twelve month period on a straight-line basis. The Company charged all offering costs incurred after the commencement of operations and through December 31, 2015 against additional paid-in capital on the Statement of Assets and Liabilities. After discussions with the Staff of the Division of Investment Management of the SEC, the Company decided to change its accounting treatment of offering costs, effective January 1, 2016, and capitalize such costs on the Statement of Assets and Liabilities and amortize them to expense over the 12 month period following such capitalization on a straight line basis. The Company evaluated this change in accounting treatment of offering costs and determined that it did not have a material impact on the Company’s financial statements.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholders’ dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2017, the cost basis of investments for tax purposes was $11,541,563 resulting in estimated gross unrealized appreciation and depreciation of $628,385 and $109,512, respectively.

If the Company does not distribute (or is not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the calendar year. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2016, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. As of June 30, 2017, we do not

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Pathway Energy Infrastructure Fund, Inc                                 17

expect to have any excise tax due for 2017 calendar year. Thus, we have not accrued any excise tax for this period. For the year ended June 30, 2017, we reversed our previous excise tax accrual of $4,106.

If the Company fails to satisfy the annual distribution requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. However, such ordinary dividends would not be eligible for the reduced tax rate applicable to qualified dividend income. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) election or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current period. As of June 30, 2017 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions expected to be taken on its income tax return for the year ended June 30, 2017 and has concluded that as of June 30, 2017 no provision for uncertain tax position is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2017 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements.

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”), which requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. The new guidance will make the presentation of debt issuance costs consistent with the presentation of debt discounts or premiums. ASU 2015-03 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The new guidance must be applied on a retrospective basis to all prior periods presented in the financial statements. The adoption of the amended guidance in ASU 2015-03 is not expected to have any significant effect on the Company’s financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 18

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our financial statements and disclosures.
In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds require quarterly filings of Form N-Q and additional information to be disclosed in the semi-annual Form N-CEN filing (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017, and adoption of the amended reform is not expected to have a significant effect on our consolidated financial statements and disclosures.

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Pathway Energy Infrastructure Fund, Inc                                 19

Note 4. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2017 were $5,967,933.

Sales and redemptions of investment securities (excluding short-term securities) for the year ended June 30, 2017 were $2,829,360.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Senior Secured and Unsecured Bonds	$—	$9,413,231	$—	$9,413,231
Second Lien Term Loan	—	—	967,000	967,000
CLO - subordinated notes	—	—	1,680,205	1,680,205
Total	$—	$9,413,231	$2,647,205	$12,060,436

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Second Lien Term Loan	CLO - subordinated notes	Total
Fair Value at June 30, 2016	$—	$1,264,203	$1,264,203
Realized gain on investment	—	21,512	21,512
Net decrease in unrealized gain on investments	(11,515)	(47,240)	(58,755)
Purchases of investments	975,000	578,575	1,553,575
Proceeds from sale of investment	—	(115,125)	(115,125)
Accretion of purchase discount / (amortization), net	3,515	(21,720)	(18,205)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair Value at June 30, 2017	$967,000	$1,680,205	$2,647,205

Net decrease in unrealized appreciation attributable to Level 3 investments still held at the end of the year	$(11,515)	$(41,619)	$(53,134)

(1) There were no transfers between Level 1 and Level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2017:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Second Lien Term Loan	$967,000	Discounted Cash Flow (Yield analysis)	Market Yield	8.97% - 10.34%	9.66%
CLO - subordinated notes	1,680,205	Discounted Cash Flow	Discount Rate	14.58% - 29.75%	20.73%
Total Level 3 Investments	$2,647,205

In determining the range of values for the Company's investments in the term loan, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for the loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values.

In determining the range of values for the Company's subordinated note investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted

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Pathway Energy Infrastructure Fund, Inc                                 20

(i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the loan based on the yield analysis and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default,rating of the investment and comparable company investments, and call provisions.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
The Company’s subordinated (i.e., residual interest) investments in CLOs involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure of a CLO investment to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company acquires more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to

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Pathway Energy Infrastructure Fund, Inc                                 21

its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), and may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

A portion of the Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for the portfolio of CLO investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 5. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

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Pathway Energy Infrastructure Fund, Inc                                 22

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value.

Transactions in shares of common stock were as follows during the years ended June 30, 2017 and June 30, 2016:

	Class R Shares		Class RIA Shares		Class I Shares		Total
Year ended June 30, 2017	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133,321	$2,028,877	5,194	$74,000	—	$—	138,515	$2,102,877
Shares issued from reinvestment of distributions	16,790	223,475	135	1,801	357	4,729	17,282	230,005
Repurchase of common shares	(1,131)	(15,837)	—	—	—	—	(1,131)	(15,837)
Net increase from capital transactions	148,980	$2,236,515	5,329	$75,801	357	$4,729	154,666	$2,317,045

Year ended June 30, 2016
Shares sold	430,231	$6,398,454	993	$14,000	9,420	$130,000	440,644	$6,542,454
Shares issued from reinvestment of distributions	9,368	122,908	38	386	427	5,592	9,833	128,886
Net increase from capital transactions	439,599	$6,521,362	1,031	$14,386	9,847	$135,592	450,477	$6,671,340

At June 30, 2017, the Company has 588,579, 6,360 and 26,437 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

At June 30, 2016, the Company has 439,599, 1,031 and 26,080 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently limits the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in September 2016.

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Pathway Energy Infrastructure Fund, Inc                                 23

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
September 30, 2016 (1)	N/A	—	—%	$—	$—
December 31, 2016	January 25, 2017	772	100.00%	14.00	10,803
March 31, 2017	April 27, 2017	359	100.00%	14.02	5,034
Total:		1,131			$15,837

(1)No shares were tendered pursuant to this offer to repurchase.

On June 15, 2017, the Company made an offer to purchase up to $65,335 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 22, 2017 and expired at 12:00 Midnight, Eastern Time, on July 24, 2017. A total of 7,878 shares were validly tendered and not withdrawn pursuant to the offer. Payment was made on July 31, 2017 for 4,800 Class R shares on a pro rata basis from the requests for repurchase received that were validly tendered and not withdrawn pursuant to the offer at a purchase price of $13.61 per share.

Note 6. Revolving Credit Facility
On August 25, 2015, we closed on a credit facility with BNP Paribas Prime Brokerage International, Ltd. (the “Revolving Credit Facility”). The Revolving Credit Facility included an accordion feature which allowed commitments to be increased up to $25,000,000 in the aggregate. Interest on borrowings under the Revolving Credit Facility is three-month LIBOR plus 120 basis points with no minimum LIBOR floor.

As of June 30, 2017, we had $2,625,000 outstanding on our Revolving Credit Facility, and we had availability in addition to our outstanding borrowings of $564,972. As additional eligible investments are pledged under the Revolving Credit Facility, we will generate additional availability up to the current commitment amount of $25,000,000. As of June 30, 2017, the investments used as collateral for the Revolving Credit Facility had an aggregate fair value of $9,413,231, which represents 78% of our total investments.

The agreement governing our Revolving Credit Facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders’ equity.
As of June 30, 2017, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
During the year ended June 30, 2017, we recorded $39,529 of interest expense related to our revolving credit facility.

Note 7. Transactions with Affiliates
Investment Advisory Agreement
On September 2, 2014, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is

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Pathway Energy Infrastructure Fund, Inc                                 24

calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2017, expenses incurred by the Company in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$213,802	$63,612
Routine non-compensation overhead expenses(2)	27,230	7,952
Incentive fees	—	—

(1) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We have entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement will remain in effect until the date on which our public offering of shares of common stock ends, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we shall pay such Excess Operating Funds, or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition on Available Operating Funds. Available Operating Funds is now defined under the current version of the Expense Support Agreement as the sum of (i)

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Pathway Energy Infrastructure Fund, Inc                                 25

our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we will calculate Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment at or prior to March 2016. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment at or prior to March 2016.

The purpose of the Expense Support Agreement is to minimize distributions to stockholders from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding obligations incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Expense Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
September 30, 2014	$161,671	$—	$161,671	N/A	N/A	September 30, 2017
December 31, 2014	470,161	—	470,161	N/A	N/A	December 31, 2017
March 31, 2015	401,480	—	401,480	N/A	N/A	March 31, 2018
June 30, 2015	288,510	—	288,510	16.39%	N/A	June 30, 2018
September 30, 2015	397,382	—	397,382	8.52%	6.00%	September 30, 2018
December 31, 2015	320,756	—	320,756	8.66%	6.00%	December 31, 2018
March 31, 2016	334,176	—	334,176	7.36%	6.00%	March 31, 2019
June 30, 2016	126,468	—	126,468	3.52%	6.00%	June 30, 2019
September 30, 2016	235,836	—	235,836	4.78%	6.00%	September 30, 2019
December 31, 2016	306,410	—	306,410	4.65%	5.84%	December 31, 2019
March 31, 2017	228,380	—	228,380	3.59%	6.00%	March 31, 2020
June 30, 2017	94,722	—	94,722	3.04%	6.00%	June 30, 2020
		Total	$3,365,952

(1) Operating expense ratio is as of the date the expense support payment obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular distributions paid immediately prior to the date the expense support payment obligation was incurred by the Adviser. Annualized distribution rate does not include bonus distributions paid to stockholders.

During the year ended June 30, 2017, the Adviser paid the Company $770,626 for expense support pursuant to the Expense Support Agreement. As of June 30, 2017, $94,722 of expense support is due from the Adviser to the Company, which is presented net of amounts due to the Adviser on the Statement of Assets and Liabilities.

Administration Agreement
On September 2, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. For the year ended June 30, 2017, administrative costs incurred by the Company to the Administrator were $427,885. As of June 30, 2017, $32,531 was payable to the Administrator.

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Pathway Energy Infrastructure Fund, Inc                                 26

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA Shares offered in the offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the year ended June 30, 2017 the total sales load incurred through the offering of our common stock was $163,700, which includes $121,642 of selling commissions and $42,058 of dealer manager fees. These fees are charged against additional paid-in capital on the Statement of Assets and Liabilities.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Stratera Holdings for providing investor relations support and related back-office services with respect to the Company’s investors. During the year ended June 30, 2017 Stratera Holdings incurred $165,115 of operating expenses in connection with the Investor Services Agreement, which were recorded as part of Adviser shared service expense in the Statement of Operations. During the year ended June 30, 2017 Stratera Holdings incurred $72,750 of offering costs in connection with the Investor Services Agreement, which, in conjunction with other offering costs incurred by the Adviser on behalf of the Company, are deferred as an asset and amortized, on a straight-line basis, as an expense over the 12-month period immediately following the deferral. See the Offering Costs section below for a summary of all organization and offering costs and operating expenses incurred by and payable to the Adviser on behalf of the Company.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $328,286 during the year ended June 30, 2017. As of January 1, 2016 the Company changed its accounting policy related to offering costs and they are deferred to assets when incurred and amortized over a 12 month period on a straight line basis (see Note 3). During the year ended June 30, 2017, the Company received a reimbursement of $14,877 of offering costs that were previously charged against capital under the prior accounting policy.

As of June 30, 2017, $195,746 remains as a deferred asset on the Statement of Assets and Liabilities, while $215,610 has been amortized to expense in the Statement of Operations during the year ended June 30, 2017.

As of June 30, 2017, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $1,878,833, which is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs ("O&O")	Operating Expenses ("OpEx") paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$597,784	$—	$597,784
June 30, 2014	339,610	—	339,610
June 30, 2015	364,065	430,164	794,229
June 30, 2016	302,774	352,918	655,692
June 30, 2017	328,286	287,193	615,479
	1,932,519	1,070,275	3,002,794

Reimbursements made to the Adviser	(159,711)	(964,250)	(1,123,961)

Unreimbursed costs and expenses paid on behalf of the Company	$1,772,808	$106,025	$1,878,833

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs

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Pathway Energy Infrastructure Fund, Inc                                 27

incurred and/or paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Priority Income Fund, Inc. (“PRIS”), a closed-end fund managed by an affiliate of PCM, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2017, the Company and PRIS both hold Galaxy XIX, Ltd., GoldenTree 2013-7A, Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd., OZLM XII, Ltd., Voya IM CLO 2013-1, Ltd., and Voya CLO 2016-1, Ltd.; however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

As of June 30, 2017, the Company and PSEC both hold an investment in Carlyle Global Market Strategies CLO 2014-4, Ltd.; however this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

Allocation of Expenses
The cost of valuation services for CLOs is initially borne by PRIS, which then allocates to the Company its proportional share of such expense. During the year ended June 30, 2017, PRIS has incurred $23,464 in expenses related to valuation services that are attributable to the Company. The Company reimburses PRIS for these expenses and includes them as part of valuation services in the Statement of Operations. As of June 30, 2017, $2,514 of expense is due from the Company to PRIS, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

The cost of filing software is initially borne by PSEC, which then allocates to the Company its proportional share of such expense. During the year ended June 30, 2017, PSEC has incurred $4,695 in expenses related to the filing services that are attributable to the Company. The Company reimburses PSEC for these expenses and includes them as part of general and administrative expenses in the Statement of Operations. As of June 30, 2017, $4,695 of expense is due from the Company to PSEC, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the year ended June 30, 2017. The officers do not receive any direct compensation from the Company.

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Pathway Energy Infrastructure Fund, Inc                                 28

Note 8. Distributions to Shareholders
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the year ended June 30, 2017. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 1, 8, 15, 22 and 29, 2016	August 1, 2016	$0.08630	$41,416
August 5, 12, 19 and 26, 2016	August 29, 2016	0.06904	33,895
September 2, 9, 16, 23 and 30, 2016	October 3, 2016	0.08630	43,735
October 7, 14, 21 and 28, 2016	October 31, 2016	0.06904	35,973
November 4, 11, 18 and 25, 2016	November 28, 2016	0.06904	36,668
December 2, 9, 16, 23 and 30, 2016	January 3, 2017	0.08630	46,827
January 6, 13, 20 and 27, 2017	January 30, 2017	0.06904	38,087
February 3, 10, 17 and 24, 2017	February 27, 2017	0.06904	38,694
March 3, 10, 17, 24 and 31, 2017	April 3, 2017	0.08860	50,827
April 7, 13, 21 and 28, 2017	May 1, 2017	0.07088	41,355
May 5, 12, 19 and 26, 2017	May 30, 2017	0.07088	42,523
June 2, 9, 16, 23 and 30, 2017	July 3, 2017	0.08860	54,515
Total declared and distributed for the year ended June 30, 2017			$504,515

(a)Total amount per share represents the total distribution rate for the record dates indicated.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2017 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2017 for Class R, Class RIA, and Class I shares:

Record Date	Payment Date	Total Amount per Share(a)
July 7, 14, 21 and 28, 2017	July 31, 2017	0.07088
August 4, 11, 18 and 25, 2017	August 28, 2017	0.07088

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s distributions to stockholders have been funded through Expense Payments that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s distributions to stockholders was paid from offering proceeds. Any such distributions funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. For the year ended June 30, 2017, the Company was not obligated to repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately

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Pathway Energy Infrastructure Fund, Inc                                 29

following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 17,282 and 9,833 shares of common stock in connection with the dividends reinvestment plan for the years ended June 30, 2017 and June 30, 2016, respectively.

Note 9. Income Taxes
The information presented in this footnote is based on our most recent tax year end, which is June 30, 2017.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The likely and expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2017 was as follows:

	Year Ended June 30, 2017	Year Ended June 30, 2016
Ordinary income	$—	$—
Capital gain	—	—
Return of capital	504,515	279,850
	$504,515	$279,850

While the tax character of dividends paid to shareholders for the year ended June 30, 2017 is expected to be characterized as return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2017.

As of June 30, 2017. the estimated components of accumulated losses on a tax basis were as follows:

Accumulated ordinary loss	$(1,071,888)
Temporary differences	(527,421)
Net unrealized gain on investments	518,873

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs, Expense Payments and nondeductible federal excise taxes, among other items. For the year ended June 30, 2017, we increased accumulated net investment loss by $653,844 and increased additional paid in capital by $653,844.

Note 10. Concentration and Credit Risks

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken

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Pathway Energy Infrastructure Fund, Inc                                 30

by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

As the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.

Note 11. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2017, the amount of expense support that is conditionally reimbursable by the Company to the Adviser is $3,365,952.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

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Pathway Energy Infrastructure Fund, Inc                                 31

Note 12. Financial Highlights
The following is a schedule of financial highlights for the year ended June 30, 2017 and the period from August 25, 2015 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2016. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights is presented for the Company as a whole.

	Year Ended	Period Ended
	June 30, 2017	June 30, 2016 (a)
Per share data:
Net asset value, beginning of year or period	$12.81	$13.80

Net investment income(b)	0.71	1.21
Net realized and unrealized gain (loss) on investments(b)	0.68	(0.03)
Net increase in net assets resulting from operations	1.39	1.18
Return of capital distributions(c)	(0.92)	(0.75)
Offering costs(b)	0.03	(0.62)
Other(d)	0.22	(0.80)
Net asset value, end of year or period	$13.53	$12.81

Total return, based on NAV(e)	13.20%	(1.75)%
Supplemental Data:
Net assets, end of year or period	$8,405,744	$5,976,355
Ratio to average net assets:
Expenses without expense support payment	22.05%	36.65%
Expenses after expense support payment	10.52%	3.41%
Net investment income	5.19%	11.50%

Portfolio turnover	27.54%	4.27%

(a) The net asset value at the beginning of the period is the net offering price as of August 25, 2015, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

(b) Calculated based on weighted average shares outstanding.
(c) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(d) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(e) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For the period less than one year, total return is not annualized.

Note 13. Subsequent Events
During the period from July 1, 2017 through August 29, 2017, we raised $216,660 of capital, net of offering proceeds, through the issuance of 15,292 shares.

During the period from July 1, 2017 through August 29, 2017, we made three additional investments in existing bonds totaling $995,000.

During the period from July 1, 2017 through August 29, 2017, we sold one bond investment for proceeds of $381,375.

During the period from July 1, 2017 through August 29, 2017, we made one new CLO equity investment totaling $180,313. This is a co-investment with PRIS.

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Pathway Energy Infrastructure Fund, Inc                                 32

On August 28, 2017, our Board of Directors declared a series of distributions for the months of September through October 2017 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 1, 8, 15, 22 and 29, 2017	October 2, 2017	$0.08860
October 6, 13, 20 and 27, 2017	October 30, 2017	0.07088

(a)Total amount per share represents the total distribution rate for the record dates indicated.

On July 27, 2017, the Company filed a new registration statement on Form N-2. Subsequently, on August 11, 2017, the Company filed a Preliminary Proxy Statement in connection with a proposed special meeting of the stockholders.

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Pathway Energy Infrastructure Fund, Inc                                 33

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company has and intends to continue to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholders, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company has and intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

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Pathway Energy Infrastructure Fund, Inc                                 34

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(3)
M. Grier Eliasek (44) Director, Chairman of the Board, Chief Executive Officer and President (February 2013)	2019	3	President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration
Robert S. Aisner (70) Director (February 2013)	2018	2
Executive positions of the following entities: Stratera Holdings, Behringer Harvard Opportunity REIT I, Inc., Lightstone Value Plus Real Estate Investment Trust V, Inc., and Monogram Residential Trust.
Director of Behringer Harvard Opportunity REIT I, Inc. (November 2004-May 2014), Lightstone Value Plus Real Estate Investment Trust V, Inc. (January 2007-present), Monogram Residential Trust, Inc. (August 2006-present), and TIER REIT, Inc. (June 2003-February 2016).

Independent Directors
Andrew C. Cooper (56) Director (February 2013)	2019	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

William J. Gremp (74) Director (February 2013)	2018	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (59) Director (February 2013)	2017	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)	The business address of each director of the Company is c/o Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, PRIS, and PSEC.

(3)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Funds. Mr. Aisner is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

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Pathway Energy Infrastructure Fund, Inc                                 35

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian H. Oswald, 56(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Mr. Oswald is the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PSEC and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser.

Michael D. Cohen, 43(1)	Executive Vice President	Since February 2013
Mr. Cohen is also the Executive Vice President of the Adviser, is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.

(1)	The business address of Messrs. Oswald and Cohen is c/o Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2017.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement have been and will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

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Pathway Energy Infrastructure Fund, Inc                                 36

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Stratera Priority Investor Services LLC, an affiliate of Stratera. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Stratera Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

Board Approval of the Investment Advisory Agreement
At a meeting of the Company’s Board of Directors held on April 27, 2017, the Board unanimously voted to continue the Investment Advisory Agreement by and between the Company and the Adviser. In considering whether to approval the renewal of the Company’s Investment Advisory Agreement, the Board reviewed a variety of information provided by the Adviser relating to the Company and the Investment Advisory Agreement and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;

•	the investment performance of individuals affiliated with the Company and the Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;

•	the Company’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates;

•
the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussions detailed above, the Company’s Board concluded that fees payable to the Adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Company’s Board did not assign relative weights to the above factors considered, but conducted an overall analysis of these factors. Individual members of the Company’s Board of Directors may have given different weights to different factors.

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Pathway Energy Infrastructure Fund, Inc                                 37

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.pathway-energyfund.com (iii) on the SEC’s website at http://www.sec.gov and (iv) included in Item 7 of this Form N-CSR.

The Company did not hold any voting securities and accordingly did not vote any proxies during the most recent 12-month period ended June 30, 2016. You may obtain information, without charge, regarding how the Company voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Tax Information
For tax purposes, distributions to stockholders during the year ended June 30, 2017 were $504,515.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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Pathway Energy Infrastructure Fund, Inc                                 38

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
Michael D. Cohen, Executive Vice President

ADVISER
Pathway Energy Infrastructure Fund, Inc
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

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Pathway Energy Infrastructure Fund, Inc                                 39

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Pathway Energy Infrastructure Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http://www.pathway-energyfund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2017 and 2016 was approximately $89,500 and $114,000, respectively.

(b)
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2017 and June 30, 2016 was approximately $73,000 and $27,000, respectively.

(c)
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal year ended June 30, 2017 and 2016 was approximately $0 and $5,000, respectively.

(d)	All Other Fees. There were no fees billed for services rendered by BDO that are not included in (a) - (c) above in the fiscal years ended June 30, 2017 and June 30, 2016.

(e)(1)
The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)
For the fiscal years ended June 30, 2017 and 2016, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor was approximately $3,175 and $14,175, respectively.

(h)
For the fiscal years ended June 30, 2017 and 2016, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant was approximately $3,175 and $9,175, respectively.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Pathway Energy Infrastructure Management, LLC. As of and for the year ended June 30, 2017, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Pathway Energy Infrastructure Management, LLC are set forth below.

PATHWAY ENERGY INFRASTRUCTURE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The guidelines will be reviewed periodically by Pathway Energy Infrastructure Management, LLC and the Registrant’s noninterested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Pathway Energy Infrastructure Management, LLC.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of June 30, 2017, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as David L. Belzer, John G. Burges, Mark D. Hull and John W. Kneisley. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.

Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC, Prospect Capital Corporation and/or Stratera entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Stratera may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser. All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$6.2 billion
Priority Income Fund, Inc.	Closed-end management investment company	Investments in senior secured loans, via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated	$299.2 million
____________

(1)Gross assets are calculated as of June 30, 2017 for Prospect Capital Corporation and Priority Income Fund, Inc.
(2)Mr. Cohen is not involved in the management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Stratera Holdings. However, Prospect Capital Management L.P. and Stratera Holdings believe that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity.  These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Oswald and assisted by David L. Belzer, John G. Burges, Mark D. Hull and John W. Kneisley, who serve as Managing Director, Managing Director, Principal and Managing Director, respectively, for Pathway Energy Infrastructure Management, LLC. These individuals have served in their respective roles since we were incorporated in February 2013 (except for Mr. Oswald whose role began since December 2014). Biographical information for Messrs. Barry, Belzer, Burges, Hull and Kneisley is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Adviser and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Company also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry served as Law Clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chief Executive Officer of our Adviser, as Chairman and Chief Executive Officer of Prospect Capital Corporation, as President and Secretary of Prospect Capital Management and as President, Secretary and Managing Director of Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing the Company. Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

David L. Belzer is a Managing Director of our Adviser with 20 years of finance industry experience. Mr. Belzer leads Prospect Capital Management’s Energy and Infrastructure company investment activities, is responsible for originating, executing, and managing debt and equity investments in the energy and infrastructure sectors, including oil and gas exploration and production, oil and gas services, and pipelines and is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Belzer serves a similar role at Prospect Capital Management since 2004. From 1998 to 1999, Mr. Belzer was a member of the Structured Finance Group at GE Capital, where he focused on originating and executing investments in the oil and gas sector. From 1996 to 1998, Mr. Belzer worked at Wheelabrator Technologies, a developer of waste-to-energy plants. While at Wheelabrator, Mr. Belzer focused on power plant acquisitions and development of the company’s inside-the-fence cogeneration strategy in the northeast. Mr. Belzer holds an MBA from the Olin School of Business at Washington University and a BA from the University of Indiana.

John G. Burges is a Managing Director of our Advisor with more than 22 years of finance industry experience. Mr. Burges is responsible for originating, executing and managing debt and equity investments in the oil and gas production, midstream gathering and processing, oilfield services, infrastructure and energy related industrial sectors. Mr. Burges serves a similar role at Prospect Capital Management. Mr. Burges previously worked for 16 years in investment banking and securities in London and New York with Deutsche Bank, Merrill Lynch, and Knight Capital, where he was a Managing Director. In his roles, Mr. Burges was responsible for advising and financing public companies in the utility, resource, and energy sectors. Mr. Burges has public company board and executive experience as President, CEO, and Director of a Canadian listed resource company, and as Chairman and an officer in an energy company which acquired and operated gas power generation assets in the Northeast of the US. Mr. Burges holds an MBA from Columbia Business School and a BA (Hons) from Bristol University in England.

Harris Sheikh is a Portfolio Manager of our Advisor with 13 years of finance industry experience. Mr. Sheikh is responsible for originating, executing, and managing investments in the infrastructure and energy sectors. From 2007 to 2014, Mr. Sheikh was an investment professional at Silver Point Capital, where his investment focus included private and public debt investments, distressed debt financings, and private equity. From 2004 to 2007, Mr. Sheikh was an Analyst at Prudential Capital Group in the restructuring group. Mr. Sheikh holds a BS in Finance from Rutgers University.

John W. Kneisley is a Managing Director of our Adviser with 26 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management and Priority Senior Secured Income Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

The following table sets forth, as of June 30, 2017 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen(3)	$50,001-$100,000
Brian H. Oswald	None
David L. Belzer	$10,001-$50,000
John G. Burges	None
Harris Sheikh	None
John W. Kneisley	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

(3)Represents the portion of the shares beneficially owned by Stratera Holdings, LLC in which Mr. Cohen has a pecuniary interest as a member of Stratera Holdings, LLC. In addition, a portion of these shares are reported because they are held by a trust in which Mr. Cohen’s spouse is a co-trustee, and Mr. Cohen disclaims ownership of such shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor its Adviser, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 10,435, 2,899 and 2,899 Class I shares that our Adviser purchased on July 30, 2013, February 12, 2014 and July 22, 2014, respectively, for $13.80 per share, respectively.

REGISTRANT PURCHASES OF EQUITY SECURITIES
	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(2.a)(2.b)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(2.c)
None.

(1) There were no shares purchased.
(2.a) None.
(2.b) Beginning with the first calendar quarter following the one-year anniversary of the date that the Registrant met the minimum offering requirement, and on a quarterly basis thereafter, the Registrant intends to offer to repurchase shares pursuant to the Registrant’s Share Repurchase Program Plan on such terms as may be determined by its Board of Directors unless, in the judgment of its Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. The Registrant will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Registrant offers to repurchase may be less in light of the limitations noted below. In addition, the Registrant intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Registrant can repurchase with the proceeds the Registrant receives from the sale of shares under the Registrant’s distribution reinvestment plan.
(2.c) See (2.b) above.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2017

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 29, 2017